Summary Prospectus
Touchstone International Growth Fund	July 30, 2016

Class A Ticker: TIAPX Class C Ticker: TAGCX Class Y Ticker: TSPYX Institutional Class Ticker: TSIGX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated July 30, 2016, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

TOUCHSTONE INTERNATIONAL GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Touchstone International Growth Fund (the “Fund”) seeks to achieve long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 65, and in the Fund’s Statement of Additional Information (“SAI”) on page 63.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(1)	0.85%	1.36%	0.55%	0.42%
Total Annual Fund Operating Expenses	2.00%	3.26%	1.45%	1.32%
Fee Waivers or Expense Reimbursement(2)	(0.68)%	(1.19)%	(0.38)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	1.32%	2.07%	1.07%	0.97%
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(1)Other Expenses are estimated based on expenses incurred by other international equity funds within the Touchstone fund complex during the most recent fiscal year.  The Fund’s inception date was March 31, 2016 and the commencement of operations was April 1, 2016.
(2)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.32%, 2.07%, 1.07%, and 0.97% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through July 29, 2017, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$702	$310	$109	$99	$210
3 Years	$1,104	$893	$421	$384	$893

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on April 1, 2016 and therefore it does not yet have a portfolio turnover rate.

The Fund’s Principal Investment Strategies

Under normal circumstances, the Fund primarily invests its assets in the common stock of foreign companies. The Fund may gain exposure to the common stock of foreign issuers through the purchase of American Depositary Receipts (“ADRs”) or through the purchase of shares of foreign stocks that trade on U.S. stock exchanges. The Fund allocates its assets primarily to securities of issuers located in developed markets; however, the Fund may invest in securities of issuers located in emerging markets.

The Fund seeks to achieve its investment goal by investing in a diversified portfolio of securities that are selected for their long-term capital appreciation potential. The Fund may invest in securities of large-, mid-, or small-cap issuers.

In selecting investments for the Fund, Apex Capital Management, sub-advisor to the Fund ("Apex" or the "Sub-Advisor"), uses an approach that combines "top-down" secular- and macro-economic trend analysis with "bottom-up" security selection. The "top-down" approach takes into consideration factors such as interest rates, inflation, fiscal and monetary policy, global demographic trends, the regulatory environment, and global investment opportunities. The "top-down" view provides a framework for "bottom-up" research, which Apex uses to identify individual companies at various stages of the growth cycle that exhibit growth potential and may benefit from observed secular and macro-economic trends. The Fund may sell a security when the security achieves full valuation; Apex identifies a more attractive investment; when the Fund needs to maintain portfolio diversification; or when an individual security experiences declining fundamentals, negative earnings surprises, or similar adverse events.

 The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the Fund’s shares.

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Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, and may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

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Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

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Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Growth Investing Risk:  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The Fund’s performance information is only shown when it has had a full calendar year of operations.  Since the Fund commenced operations on April 1, 2016, there is no performance information included in this prospectus. For a discussion on the “Prior Performance for Similar Accounts Managed by Apex” see the Fund’s prospectus on page 62.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Apex Capital Management	Nitin N. Kumbhani	Since inception in March 2016	Vice Chairman and Chief of Growth Equity Strategies

Buying and Selling Fund Shares

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A, Class C and Institutional Class shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in Individual Retirement Accounts ("IRAs") and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-54-TST-TIAPX-1607

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